UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 11, 2024

Date of Report (Date of earliest event reported)

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	NASDAQ Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On January 11, 2024, Phoenix Motor Inc., a Delaware corporation (the “Company” or “Phoenix”)), entered into separate Securities Purchase Agreements (the “Securities Purchase Agreements”) with four accredited investors identified therein (each, a “Purchaser” and collectively, the “Purchasers”), relating to a private placement (the “Private Placement”) by the Company of an aggregate of 3,478,260 shares of the Company’s common stock (the “Common Stock”) at a purchase price of $1.15 per share, and Common Stock Purchase Warrants (“Warrants”) to purchase up to 13,913,043 shares of Common Stock, exercisable at $2.00 per share (the “Warrant Shares” and together with the Warrants and shares of Common Stock, the “Securities”).

The Warrants are immediately exercisable, in whole or in part, for a term of five years following issuance and may be exercised on a cashless basis if a resale registration statement is not then effective and available for the resale of the Warrant Shares. The exercise price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, such as stock splits, stock dividends, split-ups, recapitalizations, reclassifications or the like.

The Company received gross proceeds from the Private Placement of approximately $4,000,000, before deducting offering expenses payable by the Company. The Company used a portion of the proceeds for the acquisition of the Proterra Transit Business Unit (as described in Item 2.01 below) and for working capital.

The foregoing descriptions of the Securities Purchase Agreements and the Warrants do not purport to describe all of the terms and provisions thereof and are qualified in their entirety by reference to the form of Securities Purchase Agreement and the form of Warrant which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on November 13, 2023, the Company entered into two Asset Purchase Agreements (collectively, the “Asset Purchase Agreements”) with Proterra, Inc. and its subsidiary, Proterra Operating Company, Inc. (collectively, “Proterra”), pursuant to which Phoenix agreed to purchase substantially all of the assets of the Proterra Transit business line. Pursuant to the separate Asset Purchase Agreements, Phoenix agreed to purchase:

(i) the Proterra Transit Business Unit, which is the business unit of Proterra that designs, develops and sells electric transit buses as an original equipment manufacturer for North American public transit agencies, airports, universities and other commercial transit fleets (“Proterra Transit Business Unit”), and

(ii) the Proterra Battery Lease Agreements, which are all of the battery lease transferred contracts to which Proterra is a party as the “lessor” thereunder, used in connection with deployed Proterra electric transit buses (“Proterra Battery Lease Agreements”).

On January 11, 2024, the Company completed the acquisition of the Proterra Transit Business Unit for a purchase price of $3.5 million. The Company also assumed certain of Proterra’s obligations associated with the purchased Proterra Transit Business Unit, free and clear of liens, claims, encumbrances, other than certain specified cure payments and other liabilities of Proterra related to the Proterra Transit Business Unit.

The parties plan to close the purchase of the Proterra Battery Lease Agreements on or about January 23, 2024.

On August 7, 2023, Proterra Inc. and Proterra Operating Company, Inc. filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

The parties received Bankruptcy Court approval for the sale of the Proterra Transit Business Unit and the Proterra Battery Lease Agreements on January 9, 2024.

Item 3.02.  Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, the Securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered and sold in a private placement pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulation D thereunder.

Item 7.01  Regulation FD Disclosure

On January 12, 2024, the Company issued a press release announcing the closing of the purchase of the Proterra Transit Business Unit assets. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” "believe," "anticipate," "estimate," "predict," "potential," "plan," "seek," and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01.  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
4.1	Form of Warrant dated January 11, 2024
10.1	Securities Purchase Agreement dated January 11, 2024
99.1	Press Release dated January 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX MOTOR INC.

Dated: January 17, 2024

	By:	/s/ Chris Wang
Name: Chris Wang
Title: Chief Financial Officer

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